UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

Shaka Shoes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-132796	59-3364116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2507 South 300 West Salt Lake City, Utah	84115
(Address of Principal Executive Offices)	(Zip Code)

(801) 467 – 4439

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.  Entry into a Material Definitive Agreement.

See Item 5.01 of this Current Report.

Item 5.01.  Changes in Control of Registrant.

On January 31, 2011, James Scott (the “Buyer”) entered into a series of Stock Purchase Agreements (the “SPAs”) with (i) Steve Wilmarth, President, Director, and holder of 1,972,000 shares, (ii) Frank Platt, holder of 1,972,000 shares, (iii) Darin Parker, holder of 1,912,000 shares, and (iv) Zac Evans, holder of 26,000,000 (collectively the “Sellers”), representing approximately 57.3% of the outstanding common stock of Shaka Shoes, Inc., a Florida corporation (the “Company”).  Through the SPAs, the Buyer agreed to purchase 1,972,000 shares of Mr. Wilmarth’s common stock of the Company, 1,972,000 shares of Mr. Platt’s common stock of the Company, 1,912,000 shares of Mr. Parker’s common stock of the Company, and 26,000,000 shares of Mr. Evans’ common stock of the Company.

At the closing of the SPA, the Buyer became the holder of an aggregate of 57.3% of the Company’s outstanding shares of common stock, with Buyer holding approximately 31,856,000 shares.  In addition, Mr. Wilmarth resigned as the sole officer and director of the Company and Mr. Scott was appointed as the sole officer and director of the Company.  See Item 5.02 of this Current Report.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2011, Mr. Steve Wilmarth resigned as the Company’s sole officer and director.  Also on January 31, 2011, Mr. James Scott was appointed as the Company’s sole officer and director.

Mr. James Scott, age 37, graduated from Liberty University in 1997 with a BS in English literature and a minor in Asian history.  Upon graduation, Mr. Scott moved to Korea to work as an independent consultant where he assisted Korean and Chinese executives to enhance their communication skills. Since returning to the United States in 2002, Mr. Scott has been working as an independent consultant with American companies assisting with corporate structuring, scalability concepts, and strategic alliance.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
10.1	Stock Purchase Agreement between James Scott and Steve Wilmarth
10.2	Stock Purchase Agreement between James Scott and Zac Evans
10.3	Stock Purchase Agreement between James Scott and Darin Parker
10.4	Stock Purchase Agreement between James Scott and Frank Platt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHAKA SHOES, INC.

By:	/s/ James Scott
Name: James Scott
Title: President

Dated: August 17, 2011